SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2018

VARIAN MEDICAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7598	94-2359345
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 Hansen Way, Palo Alto, CA 94304-1030

(Address of principal executive offices, including zip code)

(650) 493-4000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 8, 2018, at the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Varian Medical Systems, Inc. (the “Company”), the Company’s stockholders approved the Varian Medical Systems, Inc. Fifth Amended and Restated 2005 Omnibus Stock Plan (the “2005 Stock Plan”) to (i) increase the number of shares authorized for issuance pursuant to the 2005 Stock Plan by 6,000,000 shares and (ii) make other changes described in our proxy statement on Schedule 14A filed on December 29, 2017 (the “Proxy Statement”).

A summary of the 2005 Stock Plan is set forth in the Proxy Statement. That summary and the foregoing description are qualified in their entirety by reference to the text of the 2005 Stock Plan, which was filed as Appendix A to the Proxy Statement and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

The final results for the votes of the Annual Meeting regarding each proposal are set forth in the following tables. Each of these proposals is described in detail in the Company’s Proxy Statement.

Proposal One:

Elect the following individuals as directors for one-year terms ending with the 2019 Annual Meeting of Stockholders:

	For	Withheld	Broker Non-Votes
José Baselga	75,236,975	719,437	7,406,066
Susan L. Bostrom	74,083,612	1,872,800
Judy Bruner	75,711,581	244,831
Jean-Luc Butel	75,528,671	427,741
Regina E. Dugan	75,700,685	255,727
R. Andrew Eckert	74,450,021	1,506,391
Timothy E. Guertin	75,154,135	802,277
David J. Illingworth	75,557,095	399,317
Dow R. Wilson	75,444,582	511,830

Proposal Two:

Approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
67,967,982	5,284,218	2,704,212	7,406,066

Proposal Three:

Approve the Company’s 2005 Stock Plan:

For	Against	Abstain	Broker Non-Votes
67,037,052	6,285,588	2,633,772	7,406,066

Proposal Four:

Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2018:

For	Against	Abstain	Broker Non-Votes (1)
81,329,572	1,945,249	87,657	—

(1)  Pursuant to the rules of the New York Stock Exchange, this proposal constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
10.1	Varian Medical Systems, Inc.’s Fifth Amended and Restated 2005 Omnibus Stock Plan, which is incorporated herein by reference to Appendix A of the Company’s Proxy Statement for its 2018 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on December 29, 2017.

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Varian Medical Systems, Inc.

By:	/s/ John W. Kuo
Name:	John W. Kuo
Title:	Senior Vice President, General Counsel
and Corporate Secretary

Dated: February 12, 2018